EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Wilmington Rexford, Inc. (the "Company") on Form 10-KSB for the year ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Garrett
K. Krause, Chairman of the Board and CEO (principal executive and financial officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 /s/ GARRETT K. KRAUSE
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Garrett K. Krause, Chairman of the Board and CEO
Principal Executive and Financial Officer